UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2011

DORMAN PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-18914	23-2078856
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania		18915
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 997-1800

N/A

Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 11, 2011, Steven L. Berman, Chief Executive Officer and Chairman of Dorman Products, Inc. (the “Company”) terminated his Rule 10b5-1 trading plan entered into with a broker on December 10, 2011 for the sale of up to 250,000 shares of the Company’s common stock. Only 4,400 shares of the Company’s common stock were sold pursuant to this plan prior to its termination.

On March 11, 2011, Jordan S. Berman, the father of Steven Berman, also terminated his Rule 10b5-1 trading plan entered into with a broker on December 10, 2011 for the sale of up to 100,000 shares of the Company’s common stock. No shares of the Company’s common stock were sold pursuant to this plan during the effective period.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

None.

(b) Proforma Financial Information.

None.

(c) Small Company Transactions.

None.

(d) Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date: March 11, 2011	By:	/s/ Matthew Kohnke
		Name:	Matthew Kohnke
		Title:	Chief Financial Officer